Roundhill S&P 500® 0DTE Covered Call Strategy ETF
Schedule of Investments
March 31, 2024 (Unaudited)
	Shares	Value
SHORT-TERM INVESTMENTS - 4.8%
Money Market Fund — 4.8%
First American Government Obligations Fund, Class X, 5.23% (a)	266,190	$266,190
TOTAL SHORT-TERM INVESTMENTS (Cost $266,190)		266,190

	Number of Contracts (b)		Notional Value
PURCHASED OPTIONS - 95.2%
Purchased Call Options — 95.2%
S&P 500® Index
Expiration: March 2025, Exercise Price: $421	4,802	5,282,310	$202,164,200
TOTAL PURCHASED OPTIONS (Cost $5,225,813)		5,282,310

TOTAL INVESTMENTS (Cost $5,492,003) — 100.0%		5,548,500
Other assets and liabilities, net — 0.0% (c)		2,154
NET ASSETS — 100.0%		$5,550,654

(a)	The rate shown is the seven day yield at period end.
(b)	Each contract has a multiplier of 100.
(c)	Amount is less than 0.05%.

Percentages are stated as a percent of net assets.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of March 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Money Market Fund	$266,190	$-	$-	$266,190
Purchased Call Options	-	5,282,310	-	5,282,310
Total Investments - Assets	$266,190	$5,282,310	$-	$5,548,500